Filed Pursuant to Rule 497(e)

File No. 333-199018

CORPORATE CAPITAL TRUST II

Supplement Dated November 22, 2016

to

Prospectus Dated February 12, 2016

This supplement contains information that supplements and amends, is a part of, and should be read in conjunction with the prospectus of Corporate Capital Trust II dated February 12, 2016, as supplemented and amended (the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov, or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meaning as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read the entire Prospectus and this supplement, and consider carefully our investment objectives, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

Management

This supplement amends and supplements the section of the Prospectus entitled “Management — Investment Advisors and Executive Officers” by replacing the fourth paragraph of such section with the following two paragraphs:

Steven D. Shackelford will serve as our President, Chief Financial Officer and Treasurer and an Investment Committee member of CNL until January 1, 2017. In addition, Mr. Shackelford will serve as President, Chief Financial Officer and Treasurer for CCT until January 1, 2017. Mr. Shackelford joined CNL Financial Group in 1996 and through 2013 served as Chief Financial Officer and/or Chief Operating Officer for a number of companies affiliated with CNL Financial Group. Specifically, from December 2008 through March 2013, Mr. Shackelford served as Chief Financial Officer of CNL Growth Properties, Inc., and from March 2009 through March 2013 he served as Chief Financial Officer of Global Income Trust, Inc., as well as serving as Executive Vice President from April 2013 to April 2014 for these entities, both of which are public, non-traded real estate investment trusts. From February 2005 to February 2007, Mr. Shackelford served as Chief Financial Officer and Chief Operating Officer of Trustreet Properties Inc., which, at the time, traded on the New York Stock Exchange under the ticker symbol TSY. Mr. Shackelford served as Chief Financial Officer and executive vice president of CNL Restaurant Properties, Inc., a predecessor real estate investment trust to Trustreet Properties, Inc., which he joined in September 1996. Prior to joining CNL Restaurant Properties, Inc., Mr. Shackelford served ten years with Price Waterhouse, where he was senior manager in the national office as well as the Paris, France office. Mr. Shackelford is a Certified Public Accountant, and received his undergraduate degree in Accounting and an MBA from Florida State University.

Chirag J. Bhavsar will serve as our Chief Operating Officer and Chief Financial Officer, effective January 1, 2017. In addition, Mr. Bhavsar will serve as Chief Operating Officer and Chief Financial Officer for CCT, effective January 1, 2017. Mr. Bhavsar has spent most of the past 15 years of his career with entities affiliated with CNL Financial Group. Mr. Bhavsar has served in the roles of Executive Vice President, Chief Operating Officer, and Chief Financial Officer for Valley National Bank’s Florida Division, from 2015 to 2016, and as the Executive Vice President and Chief Financial Officer of its predecessor, CNLBancshares, Inc., from 2002 to 2015. Mr. Bhavsar is an independent director at Currency Exchange International Corp., which is a publicly traded company on the Toronto Stock Exchange, where he is Lead Independent Director and Audit Committee Chairman. Mr. Bhavsar received his Bachelor of Science in Accounting from the University of Florida in 1990, and received a Master of Science in Accounting from the University of Florida in 1991. Mr. Bhavsar also graduated from University of Virginia’s Banking School in 1993. He is a certified public accountant.

Control Persons and Principal Shareholders

This supplement amends and supplements the table in the section of the Prospectus entitled “Control Persons and Principal Shareholders” by adding an additional new row underneath the twelfth row of such table with the following:

Name	Number	Percentage of current ownership	Percentage assuming maximum amount is purchased
Chirag J. Bhavsar	0	—	—